PROMISSORY NOTE

$2,500,000                                      July 22, 1997
                                         (Date of Execution and Delivery)

LENDER: TRADELINK INTERNATIONAL LIMITED (hereinafter termed "LENDER"), 2115 Main Street, Santa Monica,
California 90405-2215

BORROWER(S):   VECTOR AEROMOTIVE CORPORATION, a Nevada
corporation, 975 Martin Avenue, Green Cove Springs, Florida
32043

BORROWER(S) REPRESENT HEREWITH THAT THE LOAN EVIDENCED IS
BEING OBTAINED PRIMARY FOR BUSINESS PURPOSES.

   FOR VALUE RECEIVED: to wit, money loaned, the above-named; undersigned BORROWER(s) (hereinafter collectively termed "BORROWER"), jointly and severally (if more than one BORROWER), promise(s) to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of TWO MILLION FIVE HUNDRED THOUSAND
DOLLARS ($2,500,000), with interest paid as follows. From the date of the first advance under this Note, interest shall accrue and be paid at the annual rate of LENDER'S
PRIME RATE plus 2.0% as that rate may change from time to time with changes to occur on the date the LENDER'S PRIME
RATE changes.

   The Borrower shall pay interest and principal under this Note as follows. Interest shall be payable monthly in arrears commencing on the day that is thirty (30) days after the date of this Note and continuing on the same day of each consecutive month thereafter, and all principal outstanding and accrued and unpaid interest shall be payable in full ON DEMAND.

   The undersigned agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due. At
LENDER'S option, the rate of interest charged shall become a rate equal to the lesser of (a) five (5) percentage points above the rate on the Note otherwise in effect, or
(b) the highest rate allowed by the law of the State of Florida, commencing with and continuing for so long as this
Note is in Default (as hereinafter defined). Further, upon BORROWER'S Default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder, then BORROWER agrees to pay to the LENDER reasonable attorney's and legal fees for the services and expenses of counsel, paralegals and others employed after maturity or default to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, bankruptcy proceedings or otherwise, and to indemnify and to hold the LENDER harmless against liability for the payment of state documentary stamp taxes, intangible taxes and other taxes
(including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

   If the interest provision contained herein refers to "LENDER'S PRIME RATE," the LENDER'S PRIME RATE shall be the prime rate as published in the Wall Street Journal ("WSJ") as of the date of this Note ("WSJ Prime Rate"). The interest rate will change from time to time as the WSJ
Prime Rate changes in an amount equal to the change in the WSJ Prime Rate, but will not change more often than once a month which will occur on the first day of each calendar month and will be based on the prime rate published in the WSJ on the 25th of the prior calendar month. If more than one rate is published, the highest rate published shall apply; and if the 25th or the date of closing falls on a day when the WSJ Prime Rate is not published, the WSJ Prime
Rate shall be the rate published on the last day prior to the 25th or the date of closing. The BORROWER understands and agrees that the WSJ Prime Rate is not represented or intended to be the lowest or most favorable rate offered by LENDER to any of its borrowers.

   PAYMENT of this Note, all obligations of the undersigned
BORROWER hereunder and under the Security Agreement defined below ("OBLIGATIONS") to LENDER, its successors and assigns, is secured, inter alia (and includes the terms and obligations set forth therein), by a valid, subsisting Loan and Security Agreement made by and between BORROWER and LENDER (the "Loan Agreement") describing certain personal property (the "COLLATERAL"), and by this reference is incorporated herein.

   If an Event of Default under this Note occurs or if the BORROWER violates any of the terms or breaches any of the conditions of the Loan Agreement, the entire principal sum and accrued interest shall become due and payable without notice unless otherwise provided in the Loan Agreement at the option of the LENDER. TIME BEING OF THE ESSENCE OF
THIS NOTE. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such Default, the principal of the Note and any part thereof, and accrued unpaid interest, if any, shall bear interest at the rate of the then highest legal rate permissible by law. All parties liable for the payment of this Note agree to pay the LENDER hereof reasonable attorneys' fees for the services and expenses of counsel employed after maturity or Default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereto, whether or not suit be brought. Notwithstanding any other provisions of this Note, LENDER may, in the sole discretion of LENDER, accept payments under this Note made by BORROWER after any Default has occurred, without waiving any of LENDER'S rights or remedies under this Note.

   The remedies of LENDER as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of LENDER, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of LENDER, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by LENDER and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

   BORROWER and all sureties, endorsers and guarantors of this Note, jointly and severally, hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration after Default and all other notices, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the COLLATERAL; (b) agree to any substitution, exchange, addition or release of any of the COLLATERAL or the addition or release of any party or person primarily or secondarily liable hereon; (c) agree that LENDER shall not be required first to institute any suit, or to exhaust his, their or its remedies against BORROWER or any other person or party to become liable hereunder or against the COLLATERAL in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of the foregoing (except the express written release by LENDER of any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note and the Loan Agreement.

   As used herein, the words "BORROWER" and "LENDER" shall be deemed to include BORROWER and LENDER as defined herein and their respective heirs, personal representatives, successors and assigns.

   This Note is executed and delivered at the Place of Execution and shall be construed and enforced in accordance with the laws of the State of Florida.

   Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder and thereafter delivered to BORROWER.

Under no circumstances shall BORROWER, or any parties liable for the payment of this Note, be required to pay interest in excess of the maximum rate allowed by applicable law.

   Interest is computed on the basis of a 360-day year for the actual number of days in the interest period
(Actual/360 Computation) unless indicated below.  LENDER'S
Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

   At LENDER'S option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

   In the event any provision(s) of this instrument shall be left blank or incomplete, BORROWER hereby authorizes and empowers LENDER to supply and complete the necessary information as a ministerial task consistent with the understanding between the parties.

   Upon any transfer of this Note, the LENDER may deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the LENDER in respect to the property so transferred and delivered; and the LENDER shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.

   WAIVER OF JURY TRIAL.  BY THE EXECUTION HEREOF, BORROWER
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES,
THAT:

   (A)  NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR,
HEIR, OR LEGAL REPRESENTATION OF ANY OF THE SAME SHALL SEEK
A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR
ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON
THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN
DOCUMENT EVIDENCING, SECURING OR RELATING TO THE
OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR
AMONG THE PARTIES THERETO;

   (B)  NEITHER THE BORROWER NOR LENDER WILL SEEK TO
CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN
WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT
BEEN OR CANNOT BE WAIVED;

   (C)  THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY
NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS
SHALL BE SUBJECT TO NO EXCEPTIONS;

   (D)  NEITHER THE BORROWER NOR LENDER HAS IN ANY WAY
AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE
PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN
ALL INSTANCES; AND

   (E)  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER
TO ENTER INTO THIS TRANSACTION.

   EVENTS OF DEFAULT. BORROWER shall be in Default under this Note upon the happening of any of the following events, circumstances or conditions, namely:

   (1) Default in the payment or performance of any of the OBLIGATIONS provided hereunder or in connection herewith or any other OBLIGATIONS of BORROWER or any affiliate (as defined in 11 U.S.C. 101(2), hereinafter affiliate) of BORROWER or any endorser, guarantor or surety for BORROWER to LENDER or any affiliate of LENDER, howsoever created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty, or surety; or any other document executed by BORROWER in conjunction herewith; or

   (2) Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any guarantor, endorser, or surety for BORROWER in connection with this Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER or guarantor, endorser or surety for BORROWER was ongoing in nature; or

   (3) Death, dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER or any endorser, guarantor, or surety for BORROWER; or

   (4) BORROWER or any guarantor, endorser, or surety for BORROWER shall allow the acquisition of substantially all of the business or assets of BORROWER or guarantor, endorser, or surety for BORROWER or a material portion of such business or assets if such a sale is outside
BORROWER'S or guarantor's, endorser's or surety's ordinary course of business, or more than 50% of the outstanding stock or voting power of any other entity, or enter into any transaction of merger or consolidation without prior written consent of LENDER; or

   (5) Failure of a corporate BORROWER or endorser, guarantor, or surety for said BORROWER to maintain its corporate existence in good standing; or

   (6) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or guarantor, or upon the issuance of any writ of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of BORROWER or any endorser, surety or guarantor, to specifically include commencement of any action or proceeding to seize monies of BORROWER or any endorser, surety or guarantor on deposit in any bank account with LENDER; or

   (7) The BORROWER or any endorser, guarantor, or surety for said BORROWER shall be a debtor, either voluntarily, under (and as the term debtor is defined in) the United
States Bankruptcy Code or should the BORROWER be generally not paying BORROWER'S debts as such debts become due; or

   (8) Failure of BORROWER, endorsers, guarantors or sureties to furnish financial statements or other financial information reasonably requested by LENDER; or

   (9) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any COLLATERAL, or the assertion or making of any foreclosure, levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon; or

   (10) If LENDER should otherwise deem itself or the debt created hereunder unsafe or insecure; or should LENDER, in good faith, believe that the prospect of payment or other performance is impaired.

THE FOREGOING ENUMERATION OF EVENTS OF DEFAULT
NOTWITHSTANDING, NOTHING HEREIN SHALL BE DEEMED TO LIMIT,
RESTRICT, IMPAIR OR DIMINISH THE ABSOLUTE RIGHT OF THE
LENDER TO DEMAND PAYMENT OF THE NOTE IN FULL, AT ANY TIME,
WITHOUT CAUSE.

   No waivers, amendments or modifications shall be valid unless in writing. No waiver by LENDER of any Default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall inure to the benefit of its successors and assigns; and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns.

   If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder.
Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidation the remainder of such provision or the remaining provisions of this Note. In the case of conflict between the terms of this Note and any Loan Agreement and/or Letter of Intent issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, then the Letter of Intent.

   IN WITNESS WHEREOF, the BORROWER, on the day and year first written above, has caused this Note to be executed under seal by (i) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s), or (ii) if by individuals, by hereunto setting their hands and seals.

VECTOR AEROMOTIVE CORPORATION

By:   /s/ David Peter Rose
Its: President

Taxpayer Identification Number 33-0254334